EXHIBIT 23.3

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                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cornerstone Realty Income Trust, Inc.:

   We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

Richmond, Virginia                               /s/ KPMG Peat Marwick LLP
July 5, 1996